Exhibit 10.33

                                Compositech Ltd.
                               120 Ricefield Lane
                               Hauppauge, NY 11788


                                                                   June 26, 2000

SovCap Equity Partners, Ltd.
Sovereign Capital Advisors, LLC
3340 Peachtree Road, NE, Suite 1965
Atlanta, Georgia 30326
Facsimile:
Attention: Mr. Paul D. Hamm

Dear Sirs:

     Reference is made to the Series 1 Bridge Note Purchase and Security Agreement, dated March 16, 1999, by and among Compositech Ltd. and the Purchasers listed therein (the "Note Purchase Agreement"), as amended by that certain First Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated April 21, 1999 and executed by the Company and certain Purchasers in connection with the Second Closing (the "First Amendment"), that certain Second Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated July 28, 1999, and executed by the Company and certain Purchasers in connection with the Third Closing (the "Second Amendment"), that certain Letter Agreement, dated November 22, 1999, and executed by the Company and the Purchasers (the "November Letter Agreement") and that certain Letter Agreement dated April 21, 2000 (the "April Letter Agreement", together with the Note Purchase Agreement, the First Amendment, the Second Amendment, and the November Letter Agreement the "Purchase Agreement") and the Attached Repricing Warrant, attached to Restated Bridge Note Number 7 (the "Repricing Warrant"). Defined terms, used but not defined herein, have the meanings ascribed thereto in the Purchase Agreement or the Repricing Warrant.

     The parties hereto agree that the Repricing Warrant is hereby amended by striking the word "ninetieth" and the parenthetical "(90th)" from the definition of Expiration Date and inserting into the definition in place of such number and parenthetical "one hundred and eightieth (180th)".

     This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law doctrine of such state.

     This Agreement may be executed in counterparts, each of which shall constitute an integral original part of one and the same original instrument.

     If the foregoing correctly sets forth the understanding among us, please indicate your agreement and acceptance by signing below.


                                   Sincerely,


                                        COMPOSITECH LTD.


                                        By:
                                           -------------------------------------
                                              Samuel Gross
                                              Executive Vice President


Acknowledged, agreed and accepted by the undersigned:

SOVCAP EQUITY PARTNERS LTD.


By:
     -------------------------------
         Authorized Signatory